UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

Cypress Creek Private Strategies Master Fund, L.P.

(Exact name of registrant as specified in charter)

712 W. 34th Street, Suite 201, Austin, TX 78705

(Address of principal executive offices) (Zip code)

With a copy to:
William P. Prather III	George J. Zornada
Cypress Creek Private Strategies Master Fund, L.P.	K & L Gates LLP
712 W. 34th Street, Suite 201	State Street Financial Center
Austin, TX 78705	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: (512) 660-5146

Date of fiscal year end: 3/31/23

Date of reporting period: 3/31/23

Item 1. Reports to Stockholders.

(a)

Cypress Creek Private Strategies Master Fund, L.P.

Annual Report
March 31, 2023

Cypress Creek
PARTNERS

TABLE OF CONTENTS

Cypress Creek Private Strategies Master Fund, L.P.
Management Discussion of Fund Performance (Unaudited)	1
Report of Independent Registered Public Accounting Firm	13
Statement of Assets, Liabilities and Partners’ Capital	14
Schedule of Investments	15
Statement of Operations	23
Statements of Changes in Partners’ Capital	24
Statement of Cash Flows	25
Notes to Financial Statements	26
Supplemental Information (Unaudited)	44
Privacy Policy (Unaudited)	50

Report of Independent Registered Public Accounting Firm

To the Partners and the Board of Directors of
Cypress Creek Private Strategies Master Fund, L.P.

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and partners’ capital of Cypress Creek Private Strategies Master Fund, L.P. (the Fund), including the schedule of investments, as of March 31, 2023, the related statements of operations and cash flows for the year then ended, the statement of changes in partners’ capital for the year then ended, the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for the year ended March 31, 2023, the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in partners’ capital and the financial highlights for the year ended March 31, 2023, the period from January 1, 2022 to March 31, 2022 and for the year ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 26, 2021.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2023, by correspondence with the custodians, underlying fund advisors or by other appropriate audit procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Cypress Creek Partners investment companies since 2021.

Chicago, Illinois
May 30, 2023

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Statement of Assets, Liabilities and Partners’ Capital
March 31, 2023

Assets
Investments in unaffiliated funds, at fair value (a)	$152,856,895
Investments in affiliated investments for which ownership exceeds 5% of the investment’s capital, at fair value (b)	26,434,781
Investments in affiliated investments for which ownership exceeds 25% of the investment’s capital, at fair value (c)	23,239,196
Investments in securities and CLO Equity, at fair value (d)	825,000
Total investments (e)	203,355,872
Cash and cash equivalents	8,496,516
Receivable from investments sold	954,652
Prepaids and other assets	64,372
Total assets	212,871,412
Liabilities and Partners’ Capital
Withdrawals payable	1,645,968
Accounts payable and accrued expenses	283,566
Investment Management Fees payable	172,587
Payable to Directors	23,963
Administration fees payable	13,774
Credit facility	9,740
Total liabilities	2,149,598
Commitments and contingencies (see Note 3)
Partners’ capital	210,721,814
Total liabilities and partners’ capital	$212,871,412

Cost of Investments

(a)	$148,725,979
(b)	35,134,171
(c)	22,783,800
(d)	3,118,300
(e)	209,762,250

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investments Portfolio
Operating Companies
Buyout						0.77%
Clovis Point II RIVS Investment, LLC (4)(6)	NAM	2017		$650,000	$421,300
Milton ZXP LLC - Class A Units (4)(6)	NAM	2018	6,029	602,900	1,205,800
Venture Capital						0.00%
TasteMade, Inc. (4)	NAM	2015	2,582	100,000	—
Total Operating Companies				1,352,900	1,627,100	0.77%

Private Investment Funds
Private Debt
Private Debt						9.29%
ABRY Advanced Securities Fund, L.P.	NAM	2008		—	5,920
Alloy Merchant Partners, L.P. (1)(2)	ROW	2018		771,863	462,041
Aviator Capital Fund IV US Feeder, L.P.	GL	2018		2,142,778	2,519,802
Aviator Capital Mid-Life Us Feeder Fund, LP	GL	2016		1,908,441	2,820,329
BDCM Opportunity Fund II, L.P.(1)	NAM	2006		501,444	104,231
Colbeck Strategic Lending Onshore Feeder, LP (1)(2)	NAM	2016		3,930,533	3,896,181
Crestline Opportunities Fund III, LLC (1)	NAM	2016		1,979,300	3,155,550
Freedom Participation Partners I, LLC (1)(2)	NAM	2016		1,247,460	32,208
Garrison Opportunity Fund II A LLC	GL	2010		—	1,981
Garrison Opportunity Fund LLC	GL	2009		—	2,640
ILS Property & Casualty Master Fund Ltd.	NAM	2014		1,523,944	7,711
India Asset Recovery Fund L.P.	AS	2006		—	295
MatlinPatterson Global Opportunities Partners III, L.P.	NAM	2007		865,334	5,423
Parabellum Partners I, LP (1)	NAM	2015		1,329,082	2,701,782

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Debt (continued)
Private Debt (continued)
Parabellum Partners II, LP (1)	NAM	2019		$2,468,103	$2,719,511
Rosebrook 2018 Co-Invest I, L.P. (3)	ROW	2018		1,023,648	713,437
Strategic Value Global Opportunities Fund I-A, L.P.	EU	2006		28,951	135,482
Tuckerbrook SB Global Distressed Fund I, L.P.	GL	2006		102,897	289,434
Total Private Debt (6)				19,823,778	19,573,958	9.29%

Private Equity
Buyout						21.38%
Advent Latin American Private Equity Fund IV-F L.P.	ROW	2007		201,045	105,102
Advent Latin American Private Equity Fund V-F L.P.	ROW	2010		1,125,971	490,220
Chicago Pacific Founders Fund II, LP (1)	NAM	2019		3,894,640	9,555,471
Clovis Point II, LP	NAM	2018		2,228,714	2,285,794
CRC (Atria) Investment Holdings, L.P. (3)	NAM	2022		4,263,131	4,200,000
Darwin Private Equity I L.P.	EU	2007		1,251,657	26,039
Intervale Capital Fund, L.P.	NAM	2007		423,099	32,553
J.C. Flowers III L.P.	EU	2009		1,142,330	185,127
KF Partner Investments Fund III LP (2)	NAM	2019		2,051,329	2,758,879
Mid Europa Fund III LP	EU	2007		280,414	1,442
Monomoy Capital Partners II, L.P.	NAM	2011		1,032,653	452,486
Monomoy Capital Partners III, L.P. (1)	NAM	2016		1,919,664	5,461,247
Reservoir Capital Partners (Cayman), L.P. (1)	GL	2006		35,080	78,940
Sovereign Capital Limited Partnership III	EU	2009		—	39,468

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Buyout (continued)
Sterling Capital Partners II, L.P. (1)	NAM	2005		$190,740	$11,463
Sterling Group Partners III, L.P. (1)	NAM	2010		1,086,131	—
Strattam Capital Investment Fund, L.P. (2)	NAM	2014		3,192,683	3,744,896
Strattam Capital Investment Fund II, L.P.	NAM	2017		2,329,660	3,788,698
Strattam Capital Investment Fund III, L.P. (2)	NAM	2021		2,406,751	2,051,764
Strattam Co-Invest Fund V, L.P.	NAM	2018		—	713,631
Strattam Co-Invest Fund VI, L.P.	NAM	2018		725,757	1,116,983
Strattam Co-Invest Fund VII, L.P.	NAM	2019		413,727	794,973
Trivest Fund IV, L.P.	NAM	2007		12,230	7,215
Viburnum Equity 4, LP (1)(2)	ROW	2019		7,056,085	7,152,486
Growth Equity						7.38%
Catterton Growth Partners, L.P.	NAM	2007		1,929,339	591,185
Crosslink Crossover Fund V, L.P.	NAM	2007		316,468	100,130
Crosslink Crossover Fund VI, L.P.	NAM	2011		—	3,292,298
CX Partners Fund Ltd. (1)	AS	2008		1,126,241	—
Gavea Investment Fund II A, L.P.	ROW	2007		—	7,674
Gavea Investment Fund III A, L.P.	ROW	2008		—	34,244
HealthCor Partners Fund, L.P.	NAM	2007		269,603	479,924
New Horizon Capital III, L.P. (1)	AS	2008		—	2,362
NGP Energy Technology Partners II, L.P.	NAM	2008		702,665	345,275
Northstar Equity Partners III (1)	AS	2011		552,588	341,813
Orchid Asia IV, L.P. (1)	AS	2007		887,156	311,960

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Private Equity (continued)
Growth Equity (continued)
Pinto America Growth Fund, L.P.	NAM	2005		$—	$13,132
Saints Capital VI, L.P.	NAM	2008		1,659,216	382,139
Trustbridge Partners II, L.P. (1)	AS	2007		1,029,561	771,380
Trustbridge Partners III, L.P.	AS	2008		3,246,506	2,052,128
Trustbridge Partners IV, L.P. (1)	AS	2011		625	2,965,920
Trustbridge Partners V, L.P. (1)	AS	2014		4,312,894	3,855,960
Secondaries						1.49%
Private Equity Investment Fund V, L.P.	NAM	2009		5,677,931	3,134,323
Venture Capital						10.27%
Artis Ventures II, L.P.	NAM	2013		1,085,752	2,032,837
Chrysalis Ventures III, L.P.	NAM	2006		208,572	76,438
Dace Ventures I, LP	NAM	2007		347,577	138,785
Fairhaven Capital Partners, L.P.	NAM	2007		1,556,314	315,810
Founders Fund III, LP	NAM	2010		—	3,481,860
Founders Fund IV, LP	NAM	2012		—	4,751,372
LC Fund IV, L.P.	AS	2008		1,375,042	63,747
Sanderling Venture Partners VI, L.P.	NAM	2004		94,987	69,727
Sanderling Venture Partners VI Co-Investment Fund, L.P.	NAM	2004		210,432	90,193
Tenaya Capital V, LP (1)	NAM	2007		24,309	81,640
Tenaya Capital VI, LP	NAM	2012		828,830	981,445
The Column Group, LP	NAM	2007		966,337	928,973
The Column Group II, LP	NAM	2014		1,934,154	4,124,687
The Column Group III, LP	NAM	2016		3,041,477	2,858,787
Tiger Global Private Investment Partners V, L.P.	AS	2008		1,219,100	1,093,107
Tiger Global Private Investment Partners VI, L.P.	AS	2010		—	493,819
Voyager Capital Fund III, L.P.	NAM	2006		286,772	61,483
Total Private Equity (6)				72,153,939	85,381,434	40.52%

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Real Assets
Infrastructure						7.54%
Allied Strategic Partners Fund I-A, LP (3)	NAM	2021		$9,981,768	$10,216,082
EIV Capital Fund II, LP (1)	NAM	2014		2,851,236	2,568,257
EnCap Energy Infrastructure TE Feeder, L.P. (1)	NAM	2008		965,782	—
Haddington Energy Partners III, L.P.	NAM	2005		604,735	1,567,324
TPF II-A, L.P.	NAM	2008		1,213,282	18,669
YTM6, LLC (2)	NAM	2022		1,522,773	1,518,793
Natural Resources						13.65%
EMG Iron Ore Holdco, LP	NAM	2019		476,106	763,678
EnCap Energy Capital Fund VII-B LP (1)	NAM	2007		1,450,085	—
Energy & Minerals Group Fund II, L.P. (1)	NAM	2011		2,295,341	2,492,420
Merit Energy Partners G, L.P. (1)	NAM	2008		2,881,139	1,357,071
Midstream & Resources Follow-On Fund, L.P.	ROW	2009		518,415	577,091
NGP IX Offshore Fund, L.P.	NAM	2007		613,572	36,792
NGP Midstream & Resources, L.P.	ROW	2007		976,239	119,980
Pine Brook Capital Partners, L.P.	NAM	2007		1,748,932	278,434
Quantum Parallel Partners V, LP	NAM	2008		3,709,753	3,720,000
Sentient Global Resources Fund III, L.P.	ROW	2009		2,568,145	666,001
Sentient Global Resources Fund IV, L.P.	ROW	2011		1,833,312	515,735
Tembo Capital Co-Investment Partners I, LP (3)	ROW	2022		7,515,253	8,109,677
Tembo Capital Mining Fund III LP	GL	2020		5,756,276	5,819,326
Vortus Investments II, LP	NAM	2017		1,818,828	2,819,378
Vortus Investments, LP	NAM	2014		3,434,387	1,492,633

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Private Investment Funds (continued)
Real Assets (continued)
Real Estate						4.76%
Benson Elliot Real Estate Partners II, L.P.	EU	2006		$349,758	$6,508
Forum European Realty Income III, L.P.	EU	2007		820,961	64,470
GTIS Brazil Real Estate Fund (Brazilian Real) LP	ROW	2008		1,197,791	640,384
Lone Star Real Estate Fund II (U.S.), L.P.	GL	2009		58	3,725
Monsoon Infrastructure & Realty Co-Invest, L.P.	AS	2008		1,560,996	1,192,527
Northwood Real Estate Co-Investors LP (1)	NAM	2007		334,923	443,694
Northwood Real Estate Partners LP (1)	NAM	2007		1,141,297	1,390,113
ORBIS Real Estate Fund I (2)	AS	2006		1,969,703	360,537
Patron Capital, L.P. II	EU	2005		123,803	1,268
Patron Capital, L.P. III	EU	2007		598,435	28,102
Pennybacker IV, LP	NAM	2016		950,599	672,387
Phoenix Asia Real Estate Investments II, L.P.	AS	2006		823,410	712,492
Prescott Strategies Fund I LP (2)	NAM	2017		2,146,926	2,054,153
Red Dot Holdings III, LP (1)(2)	NAM	2018		2,719,157	2,402,843
SBC US Fund II, LP	ROW	2011		789,902	58,585
Total Real Assets (6)				70,263,078	54,689,129	25.95%
Total Private Investment Funds (6)				162,240,795	159,644,521	75.76%
Total Private Investments Portfolio				163,593,695	161,271,621	76.53%

Cash Management Portfolio
Hedge Funds
Event Driven						0.46%
BDCM Partners I, L.P.	NAM	2019		1,364,736	977,785
Fortelus Special Situations Fund Ltd.	GL	2019		—	2,048

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

	Geographic Region*	Initial Investment Date	Shares	Cost	Fair Value	% of Partners’ Capital
Cash Management Portfolio (continued)
Hedge Funds (continued)
Global Macro						5.07%
GAM Systematic Core Macro (Cayman) Fund LP	GL	2019		$8,500,000	$10,678,825
Relative Value						14.05%
Anomaly Capital, LP	GL	2021		15,003,000	17,653,799
King Street Capital, L.P.(1)	NAM	2019		2,709	35,936
Magnetar Capital Fund LP	NAM	2020		—	46,837
Middle East North Africa Opportunities Fund, L.P.	ROW	2019	728	728,344	10,380
PIPE Equity Partners, LLC (2) (4)	NAM	2003		3,252,147	—
PIPE Select Fund, LLC (2) (4)	NAM	2009		2,866,761	—
Stark Select Asset Fund, LLC	ROW	2018		—	10,124
STS Partners Fund, LP	NAM	2019		2,108,191	4,883,161
The 1609 Fund Ltd.	NAM	2019	3,345	3,850,838	1,551,562
Valiant Capital Partners LP	NAM	2019		369,529	334,988
WMA Systematic Equity Alpha Long/Short Onshore Fund LP - Class A	GL	2022		5,004,000	5,073,806
Total Hedge Funds (6)				43,050,255	41,259,251	19.58%

Other Securities
Securities						0.39%
Regatta XV Funding Ltd., Subordinated Note, Principal $5,000,000, 6.59%, due 10/1/2031 (1)(5)(7)	NAM	2019		3,118,300	825,000
Total Other Securities				3,118,300	825,000	0.39%
Total Cash Management Portfolio				46,168,555	42,084,251	19.97%
Total Investments				$209,762,250	$203,355,872	96.50%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2023 were $63,245,173. Refer to the Allocation of Investments in the unaudited section of the financial statements for the percent of Partners’ Capital by Asset Class.

All investments are non-income producing unless noted otherwise.

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Schedule of Investments, continued
March 31, 2023

*

The Geographic Regions are abbreviated as follows: Asia (AS), Europe (EU), North America (NAM), Global (GL), and Rest of World (ROW). The “Rest of World” geographic region represents an investment strategy to make investments domiciled outside of Asia, Europe or North America. The “Global” geographic region represents an investment strategy to make investments domiciled in various locations throughout the world including Asia, Europe, North America and/or the rest of the world.

(1)	Income producing investment.
(2)	Affiliated investments for which ownership exceeds 5% of the investment’s capital (see note 7).
(3)	Affiliated investments for which ownership exceeds 25% of the investment’s capital (see note 7).
(4)	Valued in good faith pursuant to procedures approved by the Board of Directors as of March 31, 2023. The total of all such investments represents 0.77% of partners’ capital.
(5)

CLO subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield for the CLO equity position will generally be updated periodically or on transactions such as an add-on purchases, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

(6)	Restricted investments as to resale.
(7)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The Security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Statement of Operations
Year Ended March 31, 2023

Investment income
Dividend income (net of foreign tax withholding of $1,312)	$857,408
Interest income	750,258
Dividend income from affiliated investments	906,434
Total investment income	2,514,100
Expenses
Investment Management fees	2,104,097
Professional fees	344,668
Administration fees	167,639
Directors’ fees	113,945
Interest expense	108,316
Consulting fees	68,958
Custodian fees	39,904
Other expenses	248,084
Total expenses	3,195,611
Net investment loss	(681,511)
Realized and unrealized gain (loss) from investments and foreign currency
Net realized gain (loss) from
Unaffiliated investments and foreign currency transactions	12,807,875
Affiliated investments	(146,548)
12,661,327
Net increase (decrease) in unrealized appreciation (depreciation) on
Unaffiliated investments and foreign currency translations	(21,102,580)
Affiliated investments	704,629
(20,397,951)
Net realized and unrealized gain (loss) from investments and foreign currency	(7,736,624)
Net decrease in partners’ capital resulting from operations	$(8,418,135)

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Statements of Changes in Partners’ Capital
Year Ended December 31, 2021, Period Ended March 31, 2022*, and Year Ended March 31, 2023

	2023	2022*	2021
Increase (decrease) in partners’ capital from operations
Investment loss - net	$(681,511)	$(704,495)	$(2,528,034)
Net realized gain from unaffiliated investments and foreign currency	12,807,875	1,094,797	19,557,458
Net realized loss from affiliated investments	(146,548)	(4,180,318)	(379,376)
Unrealized appreciation (depreciation) on unaffiliated investments and foreign currency	(21,102,580)	1,688,712	1,022,378
Unrealized appreciation (depreciation) on affiliated investments	704,629	3,336,398	(383,623)
Contributions	3,790,129	3,630	10,389,913
Withdrawals	(6,752,634)	(1,892,716)	(25,659,300)
Total increase (decrease)	(11,380,640)	(653,992)	2,019,416
Partners’ Capital
Beginning of Period	222,102,454	222,756,446	220,737,030
End of Period	$210,721,814	$222,102,454	$222,756,446

*	The Master Fund changed its fiscal year end from December 31 to March 31. This period represents the three-month period from January 1, 2022, to March 31, 2022.

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Statement of Cash Flows
Year Ended March 31, 2023

Cash flows from operating activities
Net decrease in partners’ capital from operations	$(8,418,135)
Adjustments to reconcile net decrease in partners’ capital from operations to net cash used in operating activities
Purchases of investments	(38,053,801)
Proceeds from disposition of investments	20,512,606
Proceeds from return of capital of investments	17,156,965
Net realized gain from unaffiliated investments and foreign currency	(12,807,875)
Net realized loss from affiliated investments	146,548
Change in unrealized appreciation/depreciation from unaffiliated investments and foreign currency	21,102,580
Change in unrealized appreciation/depreciation from affiliated investments	(704,629)
Change in operating assets and liabilities
Receivable from investments sold	(549,417)
Prepaids and other assets	(29,441)
Withdrawals payable	295,308
Investment Management Fees payable	(9,197)
Administration fees payable	(523)
Payable to Directors	(50,120)
Accounts payable and accrued expenses	(266,031)
Net cash used in operating activities	(1,675,162)
Cash flows from financing activities
Payments to credit facility	591
Contributions	3,790,129
Withdrawals, net of change in withdrawals payable	(6,752,634)
Net cash used in financing activities	(2,961,914)
Effect of exchange rate changes on cash	(83)
Net change in cash, cash equivalents and restricted cash	(4,637,159)
Cash and cash equivilents
Beginning balance	13,133,675
Ending balance	$8,496,516
Supplemental schedule of cash activity
Cash paid for interest	$68,958

See accompanying notes to financial statements.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements
March 31, 2023

1.	Organization

The Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently seven feeder funds.

The Master Fund’s investment objective is to preserve capital and generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund invests primarily in global private assets through access to private markets asset classes, investments, portfolio construction, and liquidity management. The Master Fund allocates assets to investments, which include primary and secondary subscriptions or commitments to private partnerships managed by third-party investment managers (“Investment Managers”), as well as direct investments in the equity or debt of private or public companies (“Direct Platforms”).

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the Directors are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers, and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P., d/b/a Cypress Creek Partners (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The financial statements have been prepared in conformance with U.S. generally accepted accounting principles (“U.S. GAAP”). The Master Fund is an investment company that follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

Use of Estimates

Preparing the financials statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant.

Cash and Cash Equivalents

Cash includes cash deposits held at banks or other financial institutions. Cash equivalents represent short-term, highly liquid investments that are readily convertible to known amounts or cash, with a near maturity date (typically three months or less) so the risk of a change in value due to interest rates is insignificant.

Foreign Currency

Assets and liabilities denominated in a foreign currency are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not segregate the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations reported in the Statement of Operations.

Investment Transactions and Related Investment Income

Investment transactions are recorded on a trade-date basis. Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/(depreciation) is reported on the Statement of Operations. The purchase and sale of investments are also recorded on a trade-date basis, and any realized gain or loss from the transaction is recognized based on the first-in, first-out method.

Distributions are recorded based on the details provided with the distribution notice, as applicable. Dividends are accounted for on the ex-dividend date and interest is recorded on an accrual basis, including the amortization of premiums or accretion of discounts. Any distribution that is in excess of cumulative profits and losses is deemed a return of capital and is credited to the investment’s cost, rather than investment income. Withholding taxes on foreign dividends have been provided in accordance with the Master Fund’s understanding of the applicable country’s tax rules and rates.

Investment Valuation

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. In general, the valuation of the Master Fund’s investments is calculated by UMB Fund Services, Inc., the Master Fund’s independent administrator (the “Administrator”).

The Board is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Adviser on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

Pursuant to Rule 2a-5 under the Advisers Act, the Board has delegated day-to-day management of the valuation process to the Adviser as the appointed Valuation Designee, which has established a valuation committee (the “Adviser Valuation Committee”) to carry out this function. The Valuation Designee is subject to the oversight of

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

the Board. The Valuation Designee is responsible for assessing and managing key valuation risk, and is generally to review valuation methodologies, valuation determinations, and any information provided by the Adviser or the Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the investment funds to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the investment funds exceeds 5% of partners’ capital of the Master Fund as of March 31, 2023.

As a general principle, the fair valuation of an investment should reflect the amount that the Adviser’s Valuation Committee determines that the Master Fund might reasonably expect to receive for the security upon the orderly sale or redemption of the security, based on information available at the time that the Adviser’s Valuation Committee believes to be reliable. In the case of a security issued by an investment, this would typically be equal to the amount that the Master Fund might reasonably expect to receive from the investment if the Master Fund’s interest were redeemed on the date as of which it was valued. It is anticipated that the Adviser’s Valuation Committee will make this determination based on the valuation most recently provided by the investment in accordance with the policies the Investment Manager has established, which may constitute the investment’s best estimate at the time based upon data then available, as well as any other relevant information reasonably available at the time of the valuation of the Master Fund’s portfolio.

Prior to the Master Fund making an investment, the Adviser’s Valuation Committee will conduct a due diligence review of the valuation methodologies used by the Investment Manager. As a general matter, investments selected by the Master Fund will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value its investments at the net asset value (“NAV”) as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount.

The valuation procedures approved by the Board provide that, where deemed appropriate by the Adviser and consistent with the Investment Company Act, investments may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Adviser’s Valuation Committee, in accordance with the valuation procedures, determines in good faith best reflects fair value. Valuation methodologies which may be utilized include the public market methodology, private market methodology, analytical methodology (e.g., discounted cash flow analysis), and/or cost methodology. In addition, certain investments holding assets that may not vary widely on a near-term basis (for example, those holding certain private equity or real estate investments) may report values less frequently than other investments holding more liquid assets which may be anticipated to vary in value on a near-term basis. The Adviser, subject to oversight by the Board, will be responsible for ensuring that the valuation procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market, or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser’s Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser’s Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments), the fair value is determined in good faith. In determining the fair values of these investments, the Adviser’s Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method, and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Master Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

While recent or planned transactions in primary and secondary investments in investment funds are considered as part of the determination of each investment’s fair value, generally the investment funds are valued based on the latest net asset value as reported by the third-party fund managers.

If the net asset value of an investment in a private markets fund is not available at the time the Master Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private markets fund received by the Fund from a third-party manager by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Investment Manager.

Hierarchy of Fair Value Inputs

The Master Fund adheres to ASC 820 and determines fair value based on market assumptions that would be used to price an asset or liability in an orderly transaction between market participants. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●

Level 1—Unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2—Investments with other significant observable inputs

●	Level 3—Investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Further, private investment companies measured using net asset value (NAV) as a practical expedient are not categorized within the fair value hierarchy above. Refer to note 3 for further information.

Collateralized Loan Obligations

The Master Fund’s collateralized loan obligation (“CLO”) equity investments involves a number of significant risks. CLO equity investments are typically very highly leveraged (nine to thirteen times) and therefore the equity tranches in which the Master Fund is currently invested are subject to a higher degree of risk of total loss. The Master Fund generally has the right to receive payments only from the CLO, and generally does not have the direct rights against

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

the underlying borrowers or the entity that sponsored the CLO. The Master Fund indirectly bears the risks of the underlying loan investments or collateral held by the CLO. If an underlying asset of a CLO declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both of the Master Fund’s income and NAV may be adversely impacted.

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting, and recordkeeping requirements for RIC’s that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements. As of March 31, 2023, the Master Fund is not considered a commodity pool and continues to rely on the fund of fund no-action relief.

3.	Fair Value Measurements

The Master Fund’s investments recorded at fair value have been categorized based on the fair value hierarchy described in the Master Fund’s significant accounting policies in Note 2. The following table presents information about the Master Fund’s investments measured at fair value as of March 31, 2023:

Investments	LEVEL 1	LEVEL 2	LEVEL 3	INVESTMENTS VALUED AT NAV AS A PRACTICAL EXPEDIENT	TOTAL
Hedge Fund
Event Driven	$—	$—	$—	$979,833	$979,833
Global Macro	—	—	—	10,678,825	10,678,825
Relative Value	—	—	—	29,600,593	29,600,593
Operating Companies
Buyout	—	—	1,627,100	—	1,627,100
Venture Capital	—	—	—	—	—
Other Securities
Securities	—	825,000	—	—	825,000
Private Debt
Private Debt	—	—	—	19,573,958	19,573,958
Private Equity
Buyout	—	—	—	45,054,877	45,054,877
Growth Equity	—	—	—	15,547,524	15,547,524
Secondaries	—	—	—	3,134,323	3,134,323
Venture Capital	—	—	—	21,644,710	21,644,710
Real Assets
Infrastructure	—	—	—	15,889,125	15,889,125
Natural Resources	—	—	—	28,768,216	28,768,216
Real Estate	—	—	—	10,031,788	10,031,788
Total	$—	$825,000	$1,627,100	$200,903,772	$203,355,872

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the year. As of March 31, 2023, there was not a significant amount of Level 3 investments in the Master Fund.

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Fund as of the valuation date.

Investment funds in which the Master Fund invests generally have limitations on liquidity which may result in limitations on redemptions/liquidity. Generally, investment funds held by the Master Fund do not provide formal withdrawal rights and are considered self-liquidating vehicles. Certain investments held by the Master Fund offer withdrawal rights ranging from monthly to annually, whereby, following a prescribed notice period, an investor may redeem all or a portion of its capital investment. A listing of the categories of investments held by the Master Fund (and their respective redemption-related attributes) as of March 31, 2023, is shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Buyout (a)	Strategy targeting investments in established companies	$45,055	$30,241	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Event-Driven (b)	Strategy seeking to exploit pricing inefficiencies	980	N/A	N/A	Quarterly	45-90	Up to 5 years; potential early withdrawal fee; potential fund-/investor-level gate; potential illiquid side pocket(s)
Global Macro (c)	Strategy seeking to profit from changes in global economies	10,679	N/A	N/A	Quarterly	30-90	Up to 5 years; potential early withdrawal fee; potential fund-/investor-level gate; potential illiquid side pocket(s)
Growth Equity (d)	Strategy seeking to acquire significant minority positions in companies	15,548	1,575	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Infrastructure (e)	Strategy providing exposure to location-specific, monopolistic assets and companies with cash flow visibility	15,889	13,586	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

continued
Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Natural Resources (f)	Strategy providing exposure to/in relation to the production of key raw materials	$28,768	$11,910	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Private Debt (g)	Strategy involving investments in debt-oriented strategies	19,574	3,619	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Real Estate (h)	Strategy investing in land, structures, and other related assets	10,032	1,661	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Relative Value (i)	Strategy seeking to generate profits by capturing the spread between securities	29,601	N/A	N/A	Quarterly	30-120	Up to 5 years; potential early withdrawal fee; potential fund-/investor-level gate; potential illiquid side pocket(s)
Secondaries (j)	Strategy providing exposure to acquisitions of existing interests or assets in primary funds	3,134	—	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
Venture Capital (k)	Strategy providing exposure to new/growing businesses	21,645	653	Up to 10 years (plus extensions)	N/A	N/A	Up to 10 years (plus extensions)
		$200,905	$63,245

*

The information summarized in the table above represents the general terms for the specified asset class. Individual investment funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most investment funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes investments in established companies, often with the intention of improving operations and/or financial performance. Investments often involves the use of leverage. In addition, buyouts could include situations where there is a need to revitalize companies with poor financial performance or those that are experiencing operational difficulties.

(b)

This category includes investment strategies which seek to exploit pricing inefficiencies preceding or following corporate events such as bad news, distressed situations, mergers & acquisitions, recapitalizations, or spin-offs.

(c)

This category includes investment strategies which aim to profit from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock and bond markets. These strategies have the flexibility to participate in all major markets – equities, bonds, currencies, commodities, futures, and exchange-traded funds.

(d)

This category includes investments which typically involves acquiring significant minority positions in companies without the use of leverage. This category of investments include revenue-producing investee companies which are in a maturation stage with significant scope for growth and generally targets mid-to-long term investment horizons, similar to those seen with buyout funds.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

(e)

This category includes investments which provide exposure to location-specific, monopolistic assets and companies which have cash flow visibility from primarily the essential services provided to society. Assets may generate predictable cash flows via contracts or concessions, which typically have a direct or indirect link to realized inflation. These investments include core, core-plus, debt, opportunistic, and value-added opportunities.

(f)

This category includes investments which provide exposure to the production or aspects related to the production of key raw materials, including agriculture, energy, metals and mining, timberland, and water.

(g)

This category includes investments in debt-oriented strategies which aim to capture additional premiums and other correlations compared to traditional fixed income strategies. In addition, private debt will typically have a shorter duration profile than other private investments.

(h)

This category includes investments such as land and structures across industrial, residential, office, hospitality, retail, and other sectors across core, core-plus, debt, distressed, opportunistic, and value-added opportunities.

(i)

This category includes investment strategies which seek to generate profits by capturing the spreads between securities. Relative value funds often seek to use leverage to amplify their returns, including through the use of margin financing.

(j)	This category includes investments which provide exposure to primary investment funds acquired from existing limited partners at net asset value, at a premium, or at a discount.
(k)	This category includes investments which provide capital to new or growing businesses from early to expansion stage with perceived long-term growth potential.

The Adviser monitors investment fund capital call activity and reviews regularly the Master Fund’s cash positions and anticipated activity, including planning any necessary redemptions of investment funds and the possible use of a credit facility, so that the Master Fund may cover any funding call by investment funds.

The following is a summary of the fair value as a percentage of partners’ capital, and liquidity provisions for investment funds constituting greater than 5% of the Master Fund’s partners’ capital as of March 31, 2023:

Limited Partnerships, Exempted Partnerships and Limited Liability Companies	Fair Value as % of Partners’ Capital	Investment Strategy	Does the Underlying Portfolio Fund Employ Debt Financing?	Redemption Frequency	Redemption Restrictions and Terms
Anomaly Capital, LP	8.38%	Anomaly Capital, LP, is a hedge fund seeking to generate attractive, risk-adjusted returns via a long/short equity strategy	Yes	Quarterly	2-year soft lockup period (7% fee)
GAM Systematic Core Macro (Cayman) Fund LP	5.07%	GAM Sytematic Core Marco (Cayman) Fund LP is a hedge fund seeking to achieve long-term capital growth via the generation of absolute returns in the macro markets	No	Daily	None

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

4.	Investments in Portfolio Securities

For the year ended March 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $38,053,801 and $20,512,606 respectively.

5.	Partners’ Capital

Issuance of Interests

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement. The Master Fund reserves the right to reject any applications for subscription of Interests.

Allocation of Profits and Losses

For each fiscal period, net profits or net losses of the Master Fund are allocated among the capital accounts of all partners in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

Distribution Reinvestment Program

Pursuant to the Fund’s distribution reinvestment plan (the “DRP”), all distributions paid to a partner will be automatically reinvested and retained as part of the partner’s interest in the Fund unless a partner has elected not to participate in the DRP. Election not to participate in the DRP, and to have all distributions, if any, paid directly to the partner rather than having such distribution reinvested in the Fund, must be made by indicating such election in the subscription agreement or by notifying the Fund.

Repurchase of Interests

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. Periodically, the Adviser recommends to the Board that the Master Fund offer to repurchase Interests during the period, pursuant to written tenders by partners.

The Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

In late-2021, the Master Fund entered into a transition period of up to three years, during which time the Master Fund will offer limited liquidity (“Transition”). Following the completion of the Transition, the Adviser intends to recommend market levels of liquidity, including (i) the reinstatement of regularly scheduled tender offers, (ii) an annual distribution, and (iii) a recurring small account liquidation program to mandatorily redeem small accounts on a periodic basis.

At the February 3, 2022, Board Meeting, the Board approved the ability of certain feeder funds of the Master Fund to complete mandatory repurchases of accounts of limited partners who did not meet the Master Fund’s eligibility requirements subsequent to April 1, 2022 (the “Mandatory Repurchase”) and for the Master Fund to complete repurchases of its Interests from the feeder funds in corresponding amounts. To facilitate the Mandatory Repurchase by the feeder funds, the Master Fund repurchased approximately 0.57% of outstanding Interests from the feeder funds as of March 31, 2022.

At the February 2, 2023, Board Meeting, the Board approved the ability of the Master Fund to liquidate Cypress Creek Private Strategies International Fund, Ltd, a feeder fund, as of March 31, 2023, through a mandatory repurchase of Interests. To facilitate the mandatory repurchase of Cypress Creek Private Strategies International Fund, Ltd., the Master Fund repurchased approximately 0.78% of outstanding interests.

6.	Administration Agreement

In consideration for administrative, accounting, and recordkeeping services, the Master Fund pays the Administrator a monthly administration fee based on the month-end partners’ capital. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Administrator also provides compliance, transfer agency, and other investor related services at an additional cost. The total administration fee incurred for the year ended March 31, 2023, was $167,639, of which $13,774 was outstanding as a payable at March 31, 2023.

7.	Investment Advisory Fees and Affiliated Transactions

Management Fee

In consideration for the advisory and other services provided by the Adviser to the Master Fund, the Master Fund pays the Adviser a management fee (the “Management Fee”). The Management Fee is equal to the fee schedule below on an annualized basis of the Master Fund’s partners’ capital based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears:

Partners’ Capital:	Management Fee (per annum):
First $150 million	1.00%
Next $250 million (up to $400 million)	0.90%
Next $300 million (up to $700 million)	0.80%
Next $300 million (up to $1,000 million)	0.70%
Next $250 million (up to $1,500 million)	0.60%
Amounts in excess of $1,500 million	0.50%

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

The Management Fee decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended March 31, 2023, $2,104,097 was incurred for Management Fees, $172,587 was outstanding as a payable at March 31, 2023.

Incentive Fee

Beginning April 1, 2022, the Adviser is eligible to receive an incentive fee from the Master Fund representing 10% of the return of the master Fund in excess of a 6% net return annually, based on the limited partner interests in the Master Fund; calculated and accrued monthly and payable annually. For the year ended March 31, 2023, no incentive fee was incurred.

Placement Agents

The feeder funds may engage one or more placement agents (each, a “Placement Agent”) to solicit investments. Foreside Financial Services, LLC, a broker-dealer, is engaged by the feeder funds to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

Fund Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; compliance fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of partners; directors fees; all costs with respect to communications to partners; transfer taxes; offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board.

Affiliated Investments

As of March 31, 2023, certain of the Master Fund’s investments were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the investment’s total capital. The activity resulting from investments in these investments, including interest and dividend income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated investments (including activity for the year ended March 31, 2023) is shown below:

Affiliated Investment	Shares 3/31/2022	Shares 3/31/2023	Fair Value 3/31/2022	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 3/31/2023	Dividend Income
Ownership exceeds 5% of the investment’s capital:
Alloy Merchant Partners, L.P.			$615,678	$—	$(120,598)	$(129)	$(32,910)	$462,041	$28,879
Colbeck Strategic Lending Onshore Feeder, LP			3,847,075	289,465	(243,958)	93,148	(89,549)	3,896,181	475,469
Freedom Participation Partners I, LLC			33,608	—	(3,571)	—	2,171	32,208	38,095
KF Partner Investments Fund III LP			1,950,363	274,237	(35,515)	(53,717)	623,511	2,758,879	—
ORBIS Real Estate Fund I			386,786	—	—	—	(26,249)	360,537	—
PIPE Equity Partners, LLC			—	—	—	—	—	—	—
PIPE Select Fund, LLC			—	—	—	—	—	—	—
Prescott Strategies Fund I LP			2,215,712	—	(46,839)	(185,850)	71,130	2,054,153	—
Red Dot Holdings III, LP			2,554,260	583	(286,462)	—	134,462	2,402,843	—

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

Affiliated Investment	Shares 3/31/2022	Shares 3/31/2023	Fair Value 3/31/2022	Cost of Purchases	Proceeds from Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation / Depreciation	Fair Value 3/31/2023	Dividend Income
Strattam Capital Investment Fund, L.P.			$3,747,115	$—	$—	$—	$(2,219)	$3,744,896	$—
Strattam Capital Investment Fund III, L.P.			—	2,387,853	—	—	(336,089)	2,051,764	—
YTM6, LLC			—	1,522,773	—	—	(3,980)	1,518,793	—
Viburnum Equity 4, LP			5,852,426	1,525,780	—	—	(225,720)	7,152,486	363,991
Total			21,203,023	6,000,691	(736,943)	(146,548)	114,558	26,434,781	906,434
Ownership exceeds 25% of the investment’s capital:
Allied Strategic Partners Fund I-A, LP			$8,790,756	$4,634,033	$(3,681,735)	$—	$473,028	$10,216,082	$—
CRC (Atria) Investment Holdings, L.P.			—	4,263,131	—	—	(63,131)	4,200,000	—
Rosebrook 2018 Co-Invest I, L.P.			1,127,687	—	—	—	(414,250)	713,437	—
Tembo Capital Co-Investment Partners I, LP			—	7,515,253	—	—	594,424	8,109,677	—
Total			9,918,443	16,412,417	(3,681,735)	—	590,071	23,239,196	—
Total Affiliated Investment			$31,121,466	$22,413,108	$(4,418,678)	$(146,548)	$704,629	$49,673,977	$906,434

*	Sales include return of capital

8.	Income Taxes

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund serves as withholding agent for its offshore feeder funds.

For the current open tax years, and for all major jurisdictions, management of the Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended March 31, 2023, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes and four years for state income tax purposes) are subject to examination by federal and state tax jurisdictions.

The cost of the Master Fund’s underlying investments for federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099, or PFIC statements, or a combination thereof.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and, as a result, the Master Fund is unable to calculate the year-end tax cost of its investments until such time. The Master Fund’s book cost of investments and securities as of March 31, 2023, was $209,762,250 resulting in accumulated net unrealized depreciation of ($6,406,378), consisting of $48,776,533 in gross unrealized appreciation and ($55,182,911) in gross unrealized depreciation.

9.	Fund Borrowing

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions, and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including, for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” investment funds in which the Master Fund invests. Investment funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by investment funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such investment funds, other than for some investment funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some investment funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity and real assets funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund entered into a line of credit agreement (the “Credit Agreement”) with Credit Suisse AG on August 1, 2018. Effective July 27, 2022, the Credit Agreement was extend for an additional one-year term expiring on July 26, 2023. The terms of the Credit Agreement provide a $12,500,000 secured revolving credit facility. Borrowings under the Credit Agreement are secured by all of the Master Fund’s investments, cash and cash equivalents. The Credit Agreement provides for a commitment fee of 0.85% per annum on unused capacity plus interest accruing on any borrowed amounts at the three month secured overnight financing rate (“SOFR”) as administered by the Federal Reserve Bank of New York plus 1.85% per annum as defined in the Credit Agreement. At March 31, 2023, the outstanding balance was $9,740.

10.	Financial Highlights

	Year Ended March 31, 2023	Period Ended March 31, 2022*	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net investment loss to average partners’ capital (1)	(0.31)%	(1.28)%	(1.13)%	(1.05)%	(0.72)%	(0.96)%
Expenses to average partners’ capital (1),(2)	1.47%	1.63%	1.69%	1.67%	2.06%	2.47%
Portfolio turnover	9.95%	1.25%	29.70%	7.58%	9.16%	17.39%
Total return (3)	(3.78)%	0.55%	7.96%	11.62%	3.38%	0.45%
Partners’ capital, end of period (000s)	$210,722	$222,102	$222,756	$220,737	$221,383	$240,264

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

An investor’s return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Master Fund changed its fiscal year end from December 31 to March 31. This period represents the 3-month period from January 1, 2022, to March 31, 2022.
(1)	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios are annualized for periods less than 12 months.
(2)	Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of its ownership in the underlying funds.
(3)	The total return of the Master Fund is calculated as geometrically linked monthly returns for each month in the period, not annualized for periods less than 12 months.

11.	Investment-Related Risks

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Master Fund’s or any investment fund’s investment activities will be successful or that the Partners will not suffer losses.

In general, these principal risks exist whether the investment is made by an investment fund or held by the Master Fund directly and therefore for convenience purposes, the description of such risks in terms of an investment fund is intended to include the same risks for investments made directly by the Master Fund. It is possible that an investment fund (or the Master Fund) will make (or hold) an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the investment funds should generally be interpreted to include the activities of an Investment Manager. The risks and considerations described below are intended to reflect the Master Fund’s anticipated holdings.

Secondary Investment Risk

The overall performance of the Master Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Master Fund acquires an interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Secondary Investments Involving Syndicates Risk

The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk or the risk that a syndicate member will not perform its contractual obligations, (ii) reputation risk or the risk that the Master Fund may suffer damage to its reputation), (iii) breach of confidentiality by a syndicate member and (iv) execution risk or the risk of financial loss if a transaction is not executed appropriately.

Highly Volatile Markets Risk

The prices of an investment fund’s underlying investments, and therefore the NAV of the Master Fund’s interests, can be highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an investment or the Master Fund may invest are influenced by, among other things, interest rates, changing supply

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the U.S., investments also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

Prepayment And Extension Risk

Due to a decline in interest rates or an excess in cash flow, borrowers may pay back principal before the market anticipates such payments. As a result, the Master Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the Master Fund’s potential for price declines. The prices of variable and floating rate securities (including loans) can be less sensitive to prepayment risk.

Fixed Income Risk

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of rising interest rates, the values of outstanding fixed income securities generally decrease. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market value fluctuations as a result of changes in interest rates. During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or “called”) by the issuer prior to maturity. This may cause the weighted average weighted maturity of investments to fluctuate and may require investments to invest the resulting proceeds at lower interest rates. Income from the investment’s debt securities portfolio will decline if and when the investment invests the proceeds from matured, traded or called securities in securities with market interest rates that are below the current earnings rate of the investment’s portfolio. A rise in interest rates may also increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by Investments. Reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets.

In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Master Fund invests, which in turn could negatively impact the Master Fund’s performance and cause losses on a limited partners’ investment in the Master Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. As a result of these market conditions, the Master Fund’s NAV may fluctuate. Fixed income securities may also be subject to credit risk, which is the possibility that an issuer will be unable or unwilling to make timely payments of either principal or interest. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Since the Master Fund and the investment funds it invests in may purchase securities backed by credit enhancements from banks and other financial institutions, changes in the credit ratings of these institutions could cause the Master Fund to lose money and may affect the Fund’s NAV. Moreover, in order to enforce its rights in the event of a default, bankruptcy or similar situation, the Master Fund may be required to retain legal or similar counsel, which may increase the Master Fund’s operating expenses and adversely affect the Master Fund’s NAV.

Foreign Currency Transactions and Exchange Rate Risk

Investments and the Master Fund may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. investments may engage in foreign currency transactions for a variety of purposes, including to “lock in” the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an investment has agreed to buy or sell, or to hedge the U.S. dollar value of securities the investment already owns. The investments also may engage in foreign currency transactions for non-hedging purposes to generate returns. The Master Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Master Fund’s net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an investment’s investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investments to hedge against currency fluctuations, but the investments are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

Corporate Event Risk

Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Similarly, substantial risks are involved in investments in companies facing negative publicity or uncertain litigation. Thus, there can be no assurance that any expected transaction will take place, that negative publicity will not continue to affect a company or that litigation will be resolved in a company’s favor. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the investments or that the investments will not incur substantial losses.

Issuer Risk

The issuers of securities acquired by investments sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

Issuers of securities acquired by Investments may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

Model and Data Risk

Some investments, and the Adviser with regard to certain investments, may rely on quantitative models (both proprietary models developed by the Adviser, and those supplied by third party vendors) and information and data supplied by third party vendors (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights.

When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. The success of relying on such models may depend on the accuracy and reliability of historical data supplied by third party vendors.

All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for securities with complex characteristics, such as derivative securities.

Programming and Modeling Error Risk

The research and modeling process engaged in by some Investment Managers and in certain cases by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, research and modelling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error; one or more of such errors could adversely affect the Master Fund’s performance.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Master Fund invests may trade various derivative securities and other financial instruments and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these investment funds is limited to the value of its investment in such investment funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

12.	Banking Update

On March 10, 2023, the California Department of Financial Protection & Innovation closed Silicon Valley Bank (“SVB”) and the FDIC was named as the receiver. The FDIC created the Deposit Insurance National Bank of Santa Clara (“DINB”) to facilitate the resolution of SVB. On March 12, 2023, the U.S. Treasury, Federal Reserve, and FDIC released a joint statement indicating that all deposits at SVB will be guaranteed. On March 13, 2023, the FDIC transferred all deposits and substantially all assets to Silicon Valley Bridge Bank, N.A. On March 27, 2023, First– Citizens Bank & Trust Company acquired Silicon Valley Bridge Bank which will continue to be insured by the FDIC up to the insurance limit. On May 1, 2023, the California Department of Financial Protection & Innovation closed First Republic Bank (“FRB”) and the FDIC was named as the receiver. The FDIC sold the bank’s deposits most of its assets to JPMorgan Chase Bank, N.A. (JPMC) in a negotiated transaction that concluded an auction process. As a

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Notes to Financial Statements, continued
March 31, 2023

result of these and other related events, general uncertainty within and around the U.S. banking industry has remained through the date the financial statements were issued. The Fund did not have any direct loss of capital associated with these events and there is no impact to the financial statements, but the General Partner is closely monitoring the on-going situation.

13.	Subsequent Events

Management of the Master Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements, and there were no subsequent events that needed to be disclosed other than those events that have been disclosed elsewhere in these financial statements

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information
March 31, 2023
(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

Compensation for Directors

The Cypress Creek Private Strategies Master Fund, L.P., the Cypress Creek Private Strategies Registered Fund, L.P., the Cypress Creek Private Strategies Institutional Fund, L.P, and the Cypress Creek Private Strategies TEI Fund, L.P., together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”), an annual retainer of $35,000 paid quarterly. There are currently four Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

The table below shows, for each Director and executive officer, their full name, address and age, the position held with the Fund, the length of time served in that position, their principal occupation during the last five years, and other directorships held by such Director. The address of each Director and officer is c/o Cypress Creek Private Strategies Funds, 712 W. 34th Street, Suite 201, Austin, TX 78705. The Fund’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free 1-800-725-9456.

Interested Director

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director During the Past 5 Years
William P. Prather, III Year of birth: 1982	Director, Principal Executive Officer (Since 2021)	University of Texas / Texas A&M Investment Management Company (Endowment – Investment Management) – Head of Infrastructure and Natural Resources (2014-2019); Cypress Creek Partners (Investment Management) – Chief Investment Officer and Founding Partner (2019-Current)	7	MTi Group Ltd (Director) from 2019 to Current

(1)

The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2023
(Unaudited)

Independent Directors

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director During the Past 5 Years
Graeme Gunn Year of birth: 1967	Director (Since 2021)	SL Capital Partners LLP; Partner	7	3 Bridges Capital; Director; Sport Maison Limited; Director
Victor L. Maruri Year of birth: 1952	Director (Since 2021)	Managing Partner, HCP Management Co., LLC (investment company)	7

Career Training Academy (trade school) (2011-2020 Taylor College Inc. (trade school) (2013-2021) MIAT College, Inc. (2014-2021) (trade school) HPE II (investment company) (since 2008), HCP ED Holdings) holding company) (since 2010)

David Munoz Year of birth: 1974	Director (Since 2021)	President and CEO of financial services company. Advisor to multiple financial services companies.	7

Deltec International Group; Deltec Bank & Trust Limited; International Financial Services Group Limited; International Financial Services Group SA/CV; Deltec Investment Advisers Limited; Deltec Fund Services; Deltec U.S. Holdings Inc.; Deltec Wealth Management LLC; Deltec Securities Ltd.; Deltec Capital Limited; Long Cay Captive Insurance Management; Halcyon Life Insurance Limited.; Access Personal Finance LLC; Global Clearing & Settlement Assurance LLC

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2023
(Unaudited)

Name and Year of Birth	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director (1)	Other Directorships Held by Director During the Past 5 Years
Carl Weatherley-White Year of birth: 1962	Director (Since 2021)	Managing Director, Advantage Capital (investment company) (since 2019); Chief Executive, Hoosier Solar Holdings, LLC (solar development company) (Since 2020); Chief Executive, VivoPower Holdings (solar development company) (from 2016 to 2019).	7	VivoPower International, October 4, 2017 to December 28, 2017

(1)

The ‘Fund Complex’ for the purpose of this table consists of The Endowment PMF Funds (three funds) and Cypress Creek Private Strategies Funds (four funds) with all funds in the Fund Complex being advised by the Adviser.

Officers of the Fund Who Are Not Directors

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Benjamin Murray Year of birth: 1981	Principal Financial Officer, Chief Compliance Officer, Vice President, and Treasurer (Since 2021)	Director/Head of Operational Due Diligence – University of Texas/Texas A&M Investment Management Company (2016-2020); Chief Operating Officer – Cypress Creek Partners (2020-present)
J. Henry Glenn Year of birth: 1988	Secretary (Since 2023)	Associate Director – University of Texas/Texas A&M Investment Management Company (2016-2021); Managing Director – Cypress Creek Partners (2021-present)

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2023
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of March 31, 2023.

Asset Class(1)	Fair Value	%
Buyout	$46,681,977	22.95
Event Driven	979,833	0.48
Global Macro	10,678,825	5.25
Growth Equity	15,547,524	7.65
Infrastructure	15,889,125	7.81
Natural Resources	28,768,216	14.15
Private Debt	19,573,958	9.63
Real Estate	10,031,788	4.93
Relative Value	29,600,593	14.56
Secondaries	3,134,323	1.54
Securities	825,000	0.41
Venture Capital	21,644,710	10.64
Total Investments	$203,355,872	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Fund.

Board Consideration of the Investment Management Agreements

At an in-person meeting held on February 2, 2023 (“Meeting”), the Fund’s Board of Directors (“Board”), including all of the Fund’s directors who are not “interested persons” as defined under the 1940 Act (“Independent Directors”), considered and unanimously approved the continuation of the Investment Management Agreement between the Fund and the Adviser (the “Advisory Agreement”). In preparation for review of the Advisory Agreement, the Board requested the Adviser to provide detailed information which the Board determined to be reasonably necessary to evaluate the agreement. The Independent Directors met on January 25, 2023 (“Pre-Meeting”), to discuss the responses with the Adviser, and also met in executive session prior to the Meeting to review and discuss aspects of the materials. At both the Pre-Meeting and the Meeting, at the request of the Independent Directors, the Adviser made presentations regarding the materials and responded to questions from the Independent Directors relating to, among other things, portfolio management, the Master Fund’s investment programs, Master Fund’s and Adviser’s compliance programs, Adviser staffing and management changes, Master Fund performance including benchmarks and comparisons to other funds, Master Fund fee levels, other portfolios (including fees) managed by the Adviser and the Adviser’s profitability (including revenue of the Adviser across all of its funds). The Board, including the Independent Directors, also took into consideration information furnished for the Board’s review and consideration throughout the prior two-year period at regular Board meetings. The Independent Directors were assisted at all times by independent counsel.

Following the Board’s review, the Independent Directors at the Meeting reported that they had concluded that the Advisory Agreement enables the Fund’s partners to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted renewal of the

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2023
(Unaudited)

Advisory Agreement. It also was noted that the Board’s decision to renew the Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services provided. With respect to the Investment Advisory Agreements, the Board considered: the Adviser’s considerable restructuring of the portfolio’s more liquid portion, the Adviser’s views on the legacy portfolio and its new portfolio investment activity, all within the scope of the Funds’ investment mandate; the background and experience of key investment personnel; the Adviser’s focus on analysis of complex asset categories and their investment relationships; the Adviser’s disciplined investment approach, including continued new private equity and similar private fund investments, and commitment to investment principles; the Adviser’s investment in and commitment to personnel; the Adviser’s significant compliance and tax reporting efforts, and oversight of operations; and, the Adviser’s oversight of and interaction with service providers.

The Board concluded that the nature, extent and quality of the management and advisory service provided were appropriate and thus supported a decision to renew the Investment Advisory Agreements. The Board also concluded that the Adviser would be able to provide during the coming year management, operational, compliance and related services, and that these services are appropriate in scope and extent.

The investment performance of the Funds. The Board evaluated the comparative information provided by the Adviser regarding the Fund’s investment performance, and noted the Funds’ objective of seeking consistent long-term appreciation across a market cycle, in light of the difficult public markets and the uncertainty arising therefrom on private markets. The Board reviewed information on the performance of other registered investment fund of private funds and various indices, including the relevance of various indices. The Board also considered various performance reports received throughout the year. The Board noted the Adviser’s efforts in restructuring the portfolio during the prior two-year period, its oversight of legacy assets and the Adviser-sourced assets in the portfolio. The Board concluded that the Adviser was able to implement its strategies and maintain relatively low volatility for the Funds. On the basis of the Directors’ assessment, the Directors concluded that the Adviser was capable of generating a level of long-term investment performance in keeping with the Fund’s investment objective, policies and strategies.

The cost of advisory service provided and the level of profitability. In analyzing the cost of services and profitability of the Adviser, the Board considered the revenues earned and expenses incurred by the Adviser. The Board took into account the maintenance by and cost to the Adviser in personnel and service infrastructure to support the Fund and its investors. On the basis of the Board’s review of the fees to be charged by the Adviser for investment advisory and related services, the relatively unique nature of the Fund’s investment program, the Adviser’s financial information, and the costs associated with managing the Fund, the Board concluded that the level of investment management fees and the profitability of the Adviser are reasonable in light of the services provided, the management fees and overall expense ratios of comparable investment companies, and the overall relationship between the Fund and the Adviser.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board noted that the Agreements have base management fee breakpoints as the level of Fund assets increase and the Board concluded that the management fees reflect the Fund’s complex operations, the current economic environment for the Adviser, including its continued support and monitoring of the Fund, changes that had been implemented, and the competitive nature of the investment company market as relevant to the Fund. The Board that the performance fee portion of the fee were not earned or applied during the period. The Board also noted that it would have the opportunity periodically to re-examine whether the Fund has achieved economies of scale, as well as the appropriateness of management fees payable to the Adviser, in the future.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Supplemental Information, continued
March 31, 2023
(Unaudited)

Benefits (such as soft dollars) to the Adviser from its relationship with the Fund. The Board concluded that other benefits derived by the Adviser from its relationship with the Fund, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Fund and investors therein, and are consistent with industry practice and the best interests of the Fund and its partners. In this regard, the Board noted that the Adviser does not realize “soft dollar” benefits from its relationship with the Fund.

Other considerations. The Board determined that the Adviser has made an entrepreneurial and substantial commitment to investment monitoring and investment decision-making and the provision of investor service, and maintained the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its partners.

Form N-PORT Filings

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Master Fund’s Form N-PORT’s are available on the SEC’s website at http://www.sec.gov.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Directors of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Privacy Policy
(Unaudited)

FACTS	WHAT DOES CYPRESS CREEK PARTNERS[1] (“CCP”) DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social security number

● Income

● Assets

● Account balances

● Wire transfer instructions

● Transaction history

When you are no longer our customer, we continue to share information about you as described in this notice.

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CCP chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does CCP Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s) or respond to court orders and legal investigations.	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call CCP at (512) 660-5146

[1]	Endowment Advisers, L.P., d/b/a Cypress Creek Partners

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Privacy Policy, continued
(Unaudited)

Page 2
Who we are
Who is providing this notice?

This notice pertains to CCP, the registered and private funds it manages (as follows), and each funds’ general partner.

● The Endowment PMF Master Fund, L.P.

● The PMF Fund, L.P.

● PMF TEI Fund, L.P.

● PMF Offshore TEI Fund, Ltd.

● Cypress Creek Private Strategies Master Fund, L.P.

● Cypress Creek Private Strategies Registered Fund, L.P.

● Cypress Creek Private Strategies TEI Fund, L.P.

● Cypress Creek Private Strategies Institutional Fund, L.P.

● Cypress Creek Private Strategies Domestic Fund, L.P.

● Cypress Creek Private Strategies Domestic QP Fund, L.P.

● Cypress Creek Private Strategies International Fund, Ltd.

● Cypress Creek Private Strategies Offshore TEI Fund, Ltd.

● Cypress Creek Private Strategies Onshore Fund, L.P.

● Cypress Creek Private Strategies Offshore Fund, L.P.

● Cypress Creek Private Strategies Offshore Blocker Fund, LLC

● CCP Coastal Redwood Fund, L.P.

● CCP Sierra Redwood Fund, L.P.

● Marinas I SPV LLC

● CCP GP Fund LLC

● CCP Trinity Aquifer, LLC

● CCP Dawn Redwood Fund, L.P.

What we do
How does CCP protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does CCP collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Enter into an investment advisory contract

● Seek financial advice

● Make deposits or withdrawals from your account

● Provide account information

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes—information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

CYPRESS CREEK PRIVATE STRATEGIES MASTER FUND, L.P.
Privacy Policy, continued
(Unaudited)

Page 3
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● CCP does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● CCP does not share with non-affiliates so they can market to you.
Joint Marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● CCP does not jointly market.
Other important information
n/a

Administrator and Transfer Agent
UMB Fund Services, Inc.

Custodian
UMB Bank, N.A.

Independent Registered Public Accounting Firm
RSM US LLP

Legal Counsel
K&L Gates LLP

Item 1. Reports to Stockholders Continued.

(b) Not applicable.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 13(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Carl Weatherley-White, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Fiscal Year March 31, 2023	Fiscal Year March 31, 2022	Fiscal Year December 31, 2021
Audit Fees	$95,000	$63,000	$105,000
Audit-Related Fees	$0	$0	$0
Tax Fees	$204,795	$0	$218,325
All Other Fees	$0	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Fiscal Year March 31, 2023	Fiscal Year March 31, 2022	Fiscal Year December 31, 2021
0%	0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Fiscal Year March 31, 2023	Fiscal Year March 31, 2022	Fiscal Year December 31, 2021
$0	$0	$0

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included below:

Cypress Creek Private Strategies Master Fund, L.P. (the “Master Fund”)

The Endowment PMF Master Fund, L.P. (the “PMF Master Fund”)

Cypress Creek Private Strategies Registered Fund, L.P. (the “Registered Fund”)

Cypress Creek Private Strategies TEI Fund, L.P. (the “TEI Fund”)

Cypress Creek Private Strategies Institutional Fund, L.P. (the “Institutional Fund”)

PMF Fund, L.P. (the “PMF Fund”)

PMF TEI Fund, L.P. (the “PMF TEI Fund”)

(collectively, the “Funds”)

Proxy Voting Policies and Procedures

Background

The Investment Company Act of 1940 (the “IC Act”) requires that an investment company registered under the IC Act (“RIC”) disclose in its registration statement a description of its adopted policies and procedures that the it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the RIC uses when a vote presents a conflict between the interests of shareholders, on the one hand, and those of the RIC’s investment adviser; principal underwriter; or any affiliated person of the RIC, its investment adviser, or its principal underwriter, on the other.

A RIC is also required to include in its registration statement any policies and procedures of its investment adviser, or any other third party, that the RIC uses, or that are used on the RIC’s behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the IC Act requires a RIC to file with the SEC an annual record of proxies voted by the RIC on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each RIC’s proxy voting record for the most recent twelve-month period ending June 30. A RIC must also state in its disclosure documents (in its registration statement and shareholder reports) that information regarding how the RIC voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the RIC’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a RIC discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the RIC (or financial intermediary through which shares of the RIC may be purchased or sold) receives a request for this information, the RIC (or financial intermediary) must send the information disclosed in the RIC’s most recently filed report on Form N-PX, within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a RIC discloses that its proxy voting record is available on or through its website, the RIC must make available free of charge the information disclosed in the RIC’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the RIC’s most recently filed report on Form N-PX must remain available on or through the RIC’s website for as long as the RIC remains subject to the requirements of Rule 30b1-4 and discloses that the RIC’s proxy voting record is available on or through its website.

This policy and procedures outline obligations for disclosure and filing requirements that are performed on behalf of the Funds by the Fund Administrator.

Policies and Procedures

It is the policy of the Funds that proxies should be voted in the interest of the shareholders of the appropriate Fund, as determined by those who are in the best position to make this determination.

The Master Fund and PMF Master Fund invest in a broad portfolio consisting primarily of private partnerships, limited liability companies or similar entities managed by third-party investment managers (“Investment Funds”). The Master Fund also makes direct investments for hedging purposes, to hedge existing exposure to an asset class or strategy, or to gain access to an investment opportunity, an asset class, or a strategy in a cost-effective manner. To the extent that the Master Fund or PMF Master Fund receive notices or proxies from Investment Funds or other portfolio securities or holds securities in a separate account, the Board has delegated proxy voting responsibilities with respect to the Master Fund’s and PMF Master Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight. The Adviser has agreed to vote the proxy ballots received on behalf of the Funds and will vote such proxies in accordance with its proxy voting policies and guidelines which are included in the Adviser’s compliance manual and reviewed by the Board at least annually.

The Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund invest substantially all of their respective assets in the Master Fund or PMF Master Fund. With respect to proxies issued by the Master Fund and PMF Master Fund, the Board of the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund retains proxy voting authority. After receiving a proxy issued by the Master Fund or PMF Master Fund, the Registered Fund, TEI Fund, Institutional Fund, PMF Fund and PMF TEI Fund will hold a meeting of its shareholders to obtain instructions for voting with respect to the matter presented by the Master Fund or PMF Master Fund.

Registration Statement

The Funds will describe the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. The Funds will also state how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. Such disclosure must also include procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Funds or the Adviser, on the other; and a description of the proxy voting guidelines used by the Adviser to vote proxies relating to portfolio securities. As such, the Adviser’s proxy voting guidelines are provided in the Funds’ registration statement.

Form N-CSR

When filing the annual report on Form N-CSR, the Funds will describe the policies and procedures that the Funds and Adviser use to determine how to vote proxies relating to portfolio securities. A copy of such policies and procedures themselves may be included.

Annually, through the review of the Funds’ Form N-CSR, the Adviser will review the disclosures and identify whether the Adviser’s Proxy Voting Procedures and Guidelines are current.

Form N-PX

The Funds are required to disclose annually the Funds’ complete proxy voting record on Form N-PX, which provides information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th. Form N-PX must be filed annually, no later than August 31 of each year. The Adviser is responsible for ensuring that appropriate documentation and controls for voting and reporting of proxy votes is maintained in order to file the Form N-PX. The Adviser shall work with the Fund Administrator in filing the Form N-PX with the SEC.

Reports to the Board

The Adviser shall annually review the Funds’ registration statement to ensure that disclosures in the registration statement adequately and accurately describe the Adviser’s proxy voting policy and procedures. Updated policies and procedures for the voting of proxies shall be provided to the Board upon any material change and in any event, no less frequently than annually.

Books and Records

The Adviser shall (i) maintain such records and provide such voting information as is required for the Funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 17 of Form N-1A; and (ii) provide such additional information as may be requested, from time to time, by the Board or the CCO. The Funds rely upon the Fund Administrator to prepare and make filings on Form N-PX. The Adviser shall assist the Fund Administrator, if applicable by providing information regarding any proxy votes made for the Funds within the most recent 12-month period ending June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of the date of the filing, Mr. William P. Prather III is responsible for the day-to-day management of the Fund’s portfolio. Cypress Creek Private Strategies Master Fund, L.P., Cypress Creek Private Strategies Institutional Fund, L.P., Cypress Creek Private Strategies Registered Fund, L.P., and Cypress Creek Private Strategies TEI Fund, L.P. are registered investment companies.

Mr. Prather is the Principal Executive Officer and Portfolio Manager of the Fund Complex since 2021 (the “Principal”). Mr. Prather is a Founding Partner of CCP Operating, LLC (since 2020) and was previously Head of Infrastructure and Natural Resources, The University of Texas/Texas A&M Investment Management Company (2014-2019).

The Adviser and/or certain other entities controlled by the Principal may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Mr. Prather, who is primarily responsible for the day-to-day management of the Fund, may also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2023: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Prather and the total assets of such companies, vehicles, and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts Subject to a Performance Fee	Total Assets of Other Accounts Subject to a Performance Fee
William Prather III
Registered investment companies	1	$260,000,000	—	$—
Other pooled investment companies	3	$18,500,000	4	$18,400,000
Other accounts	—	$—	—	$—

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that they may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Portfolio Managers

Mr. Prather, a Founding Partner of CCP Operating, LLC, indirectly owns equity interests in the Adviser. In addition, Mr. Prather receives compensation based on objective and subjective performance assessments of his work, which may take into account the size of the Master Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon.

Securities Ownership of Portfolio Managers

The table below shows the dollar range of the interests of each Fund beneficially owned as of March 31, 2023, by the Portfolio Manager.

Portfolio Manager	Master Fund	Registered Fund	Institutional Fund	TEI Fund
William P. Prather III	None	$50,001-$100,000	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cypress Creek Private Strategies Master Fund, L.P.

By (Signature and Title)	/s/ William P. Prather III
William P/ Prather III
Principal Executive Officer

Date:	June 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ William P. Prather III
William P. Prather III
Principal Executive Officer

Date:	June 8, 2023

By (Signature and Title)	/s/ Benjamin Murray
Benjamin Murray
Principal Financial Officer

Date:	June 8, 2023